Rule 497(e)

Salomon Funds Trust	File Nos. 33-05819 and 811-05034
Salomon Brothers Capital Fund Inc.	File Nos. 2-57073 and 811-02667
Salomon Brothers Series Funds Inc.	File Nos. 33-34423 and 811-06087
Salomon Brothers Investors Value Fund Inc.	File Nos. 2-14025 and 811-0805
The Salomon Brothers Fund Inc	File Nos. 333-133512 and 811-02733

SUPPLEMENT DATED OCTOBER 27, 2006

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the Prospectus and Statement of Additional Information (“SAI”) of each fund listed on the Appendices to this supplement. Each of the changes described below (other than the changes described under “Information regarding class conversion for Salomon Brothers High Yield Bond Fund” and certain information regarding Class B sales charges) will become effective as of November 20, 2006. Please note that, in addition to this supplement, there is a separate supplement dated October 27, 2006 to the SAI of each fund.

Investors should note that it is expected that each of the “Salomon Brothers” funds will be re-branded as noted in the Appendices to this supplement on November 20, 2006. In addition, each of the following funds expect to have available an amended and restated Prospectus and SAI as of November 20, 2006: (i) Salomon Brothers Capital Fund; (ii) Salomon Brothers Investors Value Fund Inc; (iii) Salomon Brothers Small Cap Growth Fund; (iv) Salomon Brothers Short/Intermediate U.S. Government Fund; and (v) Salomon Brothers High Yield Bond Fund.

Equity Funds

The information under “Class A sales charges” and “Class B sales charges” below supplements the information in “Choosing a share class to buy,” “Class A shares” and “Class B shares” in the Prospectus, and the applicable information in the SAI, of each of the funds listed on Appendix I.

Class A sales charges

As of November 20, 2006, there will be changes to the initial sales charge breakpoints for purchases of Class A shares at certain asset levels as shown in the table below.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that will be paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by Citigroup Global Markets Inc. (“CGMI”), CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount	Broker/Dealer Commission as % of Offering Price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	-0-	-0-	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. Please contact your Service Agent for more information.

If you are choosing between Class A and Class B shares, as of November 20, 2006 it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in amounts of $100,000 or more.

Class B sales charges

As of November 20, 2006, the schedule of decreases in the contingent deferred sales charge on Class B shares will change as shown in the table below.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

In addition, as of November 20, 2006, Class B shares will automatically convert into Class A shares after approximately 8 years as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase agreement	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class B shares purchased prior to November 20, 2006 will continue to be subject to the contingent deferred sales charge schedule in effect at the time the shares were purchased and will continue to convert automatically to Class A shares after approximately seven years.

Long-Term, Taxable Fixed Income Funds

The information under “Class A sales charges,” “Class B sales charges,” “Class B performance information” and “Class B example information” below supplements the information in “Fund goals, strategies and risks,” “Choosing a share class to buy,” “Class A shares,” and “Class B Shares” in the Prospectus of each of the funds listed on Appendix II.

Class A sales charges

As of November 20, 2006, the maximum initial sales charge on Class A shares of each fund listed on Appendix II will be decreased from 4.50% to

4.25% for shares purchased on or after that date. In addition, there will be changes to the initial sales charge breakpoints for purchases of Class A shares at certain asset levels as shown in the table below. Purchases of Class A shares in amounts of $1,000,000 or more will not be subject to an initial sales charge, but if an investor redeems those shares within 12 months of their purchase, the investor will pay a contingent deferred sales charge of 1.00%.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that will be paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by Citigroup Global Markets Inc. (“CGMI”), CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount	Broker/Dealer Commission as % of Offering Price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	-0-	-0-	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. Please contact your Service Agent for more information.

If you are choosing between Class A and Class B shares, as of November 20, 2006 it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in amounts of $100,000 or more.

Class B sales charges

The current schedule of decreases in the contingent deferred sales charge on Class B shares is as follows:

Year after purchase	1st	2nd	3rd	4th	5th	6th and thereafter
Contingent deferred sales charge	4%	3%	2%	1%	1%	0%

As of November 20, 2006, the maximum contingent deferred sales charge on Class B shares will be increased from 4.00% to 4.50% and the schedule of decreases in the contingent deferred sales charge on Class B shares will change as shown in the table below.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

In addition, as of November 20, 2006, Class B shares will automatically convert into Class A shares after approximately 8 years as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund
Approximately 8 years after the date of purchase agreement	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class B shares purchased prior to November 20, 2006 will continue to be subject to the contingent deferred sales charge schedule in effect at the time the shares were purchased and will continue to convert automatically to Class A shares after approximately seven years.

Class B distribution and service fee for Salomon Brothers High Yield Bond Fund

As of November 20, 2006, the distribution and service fee for Class B shares of Salomon Brothers High Yield Bond Fund will be decreased from 1.00% to 0.75%.

Class B performance information

The average annual total returns for Class B shares of each fund listed on Appendix II, as shown in the performance table included in the fund’s Prospectus, would have been lower had the new contingent deferred sales charge been in effect during the entire period shown. Performance information showing the effect of the increased contingent deferred sales charge will be available on the Legg Mason Partners Funds’ website at http://www.leggmason.com/InvestorServices on or before November 20, 2006.

Class B example information

The costs of investing in Class B shares of each fund listed on Appendix II, as shown in the Example included in the fund’s Prospectus, will increase as a result of the increase in the contingent deferred sales charge and change in the conversion feature. These new costs will be available on the Legg Mason Partners Funds’ website at http://www.leggmason.com/InvestorServices on or before November 20, 2006.

Long-Term, Tax-Free Fixed Income Funds

The information under “Class A sales charges,” “Class B sales charges,” Class A and B performance information” and “Class A and B example information” below supplements the information in “Fund goals, strategies and risks,” “Choosing a share class to buy,” “Class A shares,” and “Class B shares” in the Prospectus, and the applicable information in the SAI, of each of the funds listed on Appendix III.

Class A sales charges

As of November 20, 2006, the maximum initial sales charge on Class A shares of each fund listed on Appendix III will be increased from 4.00% to 4.25% for shares purchased on or after that date. In addition, there will be changes to the initial sales charge breakpoints for purchases of Class A shares at certain asset levels as shown in the table below. Purchases of Class A shares in amounts of $1,000,000 or more will not be subject to an initial sales charge, but if an investor redeems those shares within 12 months of their purchase, the investor will pay a contingent deferred sales charge of 1.00%.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that will be paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by Citigroup Global Markets Inc. (“CGMI”), CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount	Broker/Dealer Commission as % of Offering Price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	-0-	-0-	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. Please contact your Service Agent for more information.

If you are choosing between Class A and Class B shares, as of November 20, 2006 it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in amounts of $100,000 or more.

Class B sales charges

The current schedule of decreases in the contingent deferred sales charge on Class B shares is as follows:

Year after purchase	1st	2nd	3rd	4th	5th	6th and thereafter
Contingent deferred sales charge	4%	3%	2%	1%	1%	0%

As of November 20, 2006, the maximum contingent deferred sales charge on Class B shares will be increased from 4.00% to 4.50%, and the schedule of decreases in the contingent deferred sales charge on Class B shares will change as shown in the table below.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

In addition, as of November 20, 2006, Class B shares will automatically convert into Class A shares after approximately 8 years as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund
Approximately 8 years after the date of purchase agreement	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class B shares purchased prior to November 20, 2006 will continue to be subject to the contingent deferred sales charge schedule in effect at the time the shares were purchased and will continue to convert automatically to Class A shares after approximately seven years.

Class A and B performance information

The average annual total returns for Class A shares and Class B shares of each fund listed in Appendix III, as shown in the performance table included in the fund’s Prospectus, would have been lower had the new sales charges been in effect during the entire period shown. Performance information showing the effect of the increased sales charges will be available on the Legg Mason Partners Funds’ website at http://www.leggmason.com/InvestorServices on or before November 20, 2006.

Class A and B example information

The costs of investing in Class A shares and Class B shares of each fund listed in Appendix III, as shown in the Example included in the fund’s Prospectus, will increase as a result of the increase in the sales charges and, for Class B shares, the change in the conversion feature. These new costs will be available on the Legg Mason Partners Funds’ website at http://www.leggmason.com/InvestorServices on or before November 20, 2006.

Short- and Intermediate-Term Fixed Income Funds

The information under “Class A sales charges,” “Class A performance information,” “Class A example information” and “Class B shares” below supplements the information in “Fund goals, strategies and risks,” “Choosing a share class to buy,” “Class A shares,” and “Class B Shares” in the Prospectus, and applicable information in the SAI, of each of the funds listed on Appendix IV.

Class A sales charges

As of November 20, 2006, the maximum initial sales charge on Class A shares will be increased from 2.00% to 2.25% for shares purchased on or after that date. In addition, initial sales charge breakpoints will be implemented for purchases of Class A shares at certain asset levels as shown in the table below. Purchases of Class A shares in amounts of $500,000 or more are not subject to an initial sales charge. However, as of November 20, 2006, the contingent deferred sales charge payable by investors upon redemptions of those shares within 12 months of purchase will be reduced from 1.00% to 0.50%.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that will be paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by Citigroup Global Markets Inc. (“CGMI”), CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount	Broker/Dealer Commission as % of Offering Price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more*	-0-	-0-	up to 0.50

*	A distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. Please contact your Service Agent for more information.

Class A performance information

The average annual total returns for Class A shares of each fund listed on Appendix IV, as shown in the performance table included in the fund’s Prospectus, would have been lower had the new initial sales charge been in effect during the entire period shown. Performance information showing the effect of the increased initial sales charge will be available on the Legg Mason Partners Funds’ website at http://www.leggmason.com/InvestorServices on or before November 20, 2006.

Class A example information

The costs of investing in Class A shares of each fund listed on Appendix IV, as shown in the Example included in the fund’s Prospectus, will increase as a result of the increase in the initial sales charge. These increased costs will be available on the Legg Mason Partners Funds’ website at http://www.leggmason.com/InvestorServices on or before November 20, 2006.

Class B shares

The current schedule of decreases in the contingent deferred sales charge on Class B shares is as follows:

Year after purchase	1st	2nd	3rd	4th	5th	6th and thereafter
Contingent deferred sales charge	2%	1.75%	1.5%	1.25%	1%	0%

Class B shares purchased prior to November 20, 2006 will continue to be subject to the current contingent deferred sales charge schedule and will continue to convert automatically to Class A shares after approximately seven years.

As of November 20, 2006, Class B shares may only be obtained through exchange and may be subject to the contingent deferred sales charge of the fund that you originally purchased, up to a maximum of 5.00%.

Additional Information Regarding the Salomon Brothers Funds

Investment minimums

As of November 20, 2006, Class Y shares will be renamed Class I shares and the investment minimum for each class offered by a fund will be as follows. Not all of the classes listed below are offered by all funds and the funds listed on Appendix III do not generally offer shares to IRAs, SIMPLE IRAs or Retirement Plans.

Investment Minimum Initial/Additional Investment(1)
	Class A	Class B	Class C	Class I
General	$500/$50	$500/$50	$500/$50	n/a
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a
SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a
Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a
Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None
Retirement Plans with omnibus accounts held on the books of the fund	None/ None	n/a	None	None
Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a
Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/ none

(1)	Please refer to the section entitled “Retirement and Institutional Share Classes” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

Class 1 and Class O shares of any applicable fund may only be purchased if you already own shares of that class of that fund, except pursuant to that fund’s dividend/distribution reinvestment program. Class B shares of the funds listed on Appendix IV are available only through exchange.

The information under “Choosing a share class to buy” in each fund’s Prospectus is accordingly modified.

Qualifying for a reduced Class A sales charge

The following supplements the information under “Class A shares” in the Prospectus, and applicable information in the SAI, of each fund other than The Salomon Brothers Fund Inc.

In order to take advantage of the reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent (or if purchasing shares directly from the fund, the transfer agent) if you have entered into a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege. As of November 20, 2006, you will be allowed to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by you or your spouse and children under the age of 21 for purposes of calculating the initial sales charge. Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of The Salomon Brothers Fund Inc (to be renamed Legg Mason Partners Equity Fund, Inc. on November 20, 2006) may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Letter of Intent. As of November 20, 2006, you will be permitted to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of The Salomon Brothers Fund Inc (to be renamed Legg Mason Partners Equity Fund, Inc. on November 20, 2006) may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Waivers for certain Class A investors

The following supplements the information under “Class A shares” in the Prospectus of each fund other than The Salomon Brothers Fund Inc.

For purchases on or after November 20, 2006, the investors who will be entitled to Class A initial sales charges waivers will change. Generally, as of that date, the following investors will be entitled to Class A initial sales charges waivers: (i) employees of Service Agents having dealer, services or other selling agreements with the fund’s distributors; (ii) investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified; (iii) directors and officers of any Legg Mason-sponsored fund; and (iv) employees of Legg Mason and its subsidiaries.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI, or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Retirement and Institutional Share Classes

The following supplements the information included under “Choosing a share class to buy,” in the Prospectus of each fund listed on the Appendix I, II, III and IV other than Salomon Brothers Small Cap Growth Fund (to be renamed Legg Mason Partners Small Cap Growth Fund I). Salomon Brothers Small Cap Growth Fund is expected to have an amended and restated Prospectus available as of November 20, 2006 that will reflect certain changes to the information regarding share classes available to retirement plans and institutional shareholders. Once this new Prospectus becomes available, you may obtain a copy by calling your Service Agent or visiting www.leggmason.com/InvestorServices.

Not all of the share classes referenced below are offered by all funds to the different types of investors described below, and the funds listed in Appendix III do not generally offer shares to Retirement Plans, IRAs, SIMPLE IRAs or other similar tax-qualified arrangements.

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class Y (to be renamed Class I) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including for example, employer-sponsored plans investing through brokerage accounts) can choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge waivers.

Clients of Eligible Financial Intermediaries may generally choose among two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors may invest in Class I shares if the $1,000,000 minimum initial investment requirement is met. Institutional Investors may also invest in other share classes offered by a fund to individual investors (generally, Class A, B and C shares), which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS will no longer pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay such Service Agents an annual fee of (i) with respect to sales of Class C shares of the funds listed on Appendix I, up to 1.00% of the average daily net assets represented by the Class C shares serviced by them, and (ii) with respect to sales of Class C shares of the funds listed on Appendix II, up to 0.75% of the average daily net assets represented by the Class C shares serviced by them. In addition, as of November 20, 2006, the contingent deferred sales charge (on shares redeemed within one year of purchase) will be waived for Retirement Plans with omnibus accounts held on the books of the fund.

Class A—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

•	such Retirement Plan’s record keeper offers only load-waived shares,

•	fund shares are held on the books of the fund through an omnibus account, and

•	the Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

For the funds listed on Appendix I, II and IV (other than Salomon Brothers Small Cap Growth Fund), as of November 20, 2006, LMIS will no longer pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after this date, LMIS may continue to pay Service Agents commissions of (i) with respect to sales of Class A shares of the funds listed on Appendix I and II, up to 1.00% of the purchase price, and (ii) with respect to sales of Class A shares of the funds listed on Appendix IV, up to 0.50% of the purchase price, of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class Y (to be renamed Class I shares)

As of November 20, 2006, Class Y shares will be renamed Class I shares and will be offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares. Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Other Considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, a fund may pay a recordkeeping fee which is used to compensate Service Agents for recordkeeping services associated with the applicable share class.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

More about contingent deferred sales charges

The following supplements the information included under “Class B shares” in the Prospectus, and the applicable information in the SAI, of each fund other than The Salomon Brothers Fund Inc.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

Buying shares

The following supplements the information included under “Buying shares and exchanging shares—Automatic Investment Plan” in the Prospectus of each fund other than The Salomon Brothers Fund Inc.

As of November 20, 2006, amounts transferred pursuant to a systematic investment plan must be at least $25 and will be permitted to be transferred monthly, every alternate month, quarterly, semi-annually or annually.

Exchanging shares

The following supplements the information included under “Buying shares and exchanging shares” in the Prospectus of each fund other than The Salomon Brothers Fund Inc.

You may exchange shares (other than Class O shares) only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. However, if you are a Class 1 shareholder, you may exchange Class 1 shares for Class A shares of other Legg Mason Partners Funds that do not offer Class 1 shares and that are made available for exchange through your Service Agent. Class O shares of each applicable fund listed on the Appendices to this supplement may only be exchanged with Class O shares of other funds listed on the Appendices to this supplement.

Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange.

Waiver of additional sales charge. The following supplements the information included under “Buying shares and exchanging shares—Waiver of additional sales charge” in the Prospectus of each fund other than The Salomon Brothers Fund Inc.

Your shares are not subject to an initial sales charge at the time of the exchange. As of November 20, 2006, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased. However, if you exchange Class C shares of a fund listed on Appendix IV for Class C shares of a Legg Mason Partners equity or long-term fixed income fund, you will be subject to the contingent deferred sales charge of the fund into which you exchange and your contingent deferred sales charge will be measured from the date of your exchange.

Through a systematic exchange plan. The following is to be added to the end of the section entitled “Buying and exchanging shares—Systematic Exchange” in the Prospectus of each fund other than The Salomon Brothers Fund Inc.

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds. As of November 20, 2006, exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually. A predetermined dollar amount of at least $25 per exchange is required. For more information contact your Service Agent or the transfer agent.

Redeeming shares—Automatic cash withdrawal plans

The following supplements the information included under “Redeeming shares–Automatic cash withdrawal plan” in the Prospectus, and applicable information in the SAI, of each fund other than The Salomon Brothers Fund Inc.

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balance on the date the withdrawals commence.

Information regarding class conversion for Salomon Brothers High Yield Bond Fund

The following supplements the Prospectus and the SAI of Salomon Brothers High Yield Bond Fund

The fund currently offers five classes of shares: Class A, Class B, Class C, Class O and Class Y. As of the close of business on November 10, 2006, Class Y shares of the fund will be closed to all purchases, other than to existing shareholders in connection with the reinvestment of dividends. The fund will continue to offer Class A, Class B, Class C and Class O shares on an ongoing basis, except that Class O shares will be re-designated as of the close of business on November 17, 2006 as further described below.

Effective as of the close of business on November 17, 2006, all of the outstanding Class Y shares of the fund will automatically convert to Class O shares of the fund at net asset value, and Class O shares will be re-designated as Class I shares and will be subject to the minimum investment requirements, exchange, pricing and other features of Class I shares as described in this supplement. Shares converted from Class Y to newly designated Class I will be deemed to have satisfied the initial minimum investment requirements applicable to Class I shares.

The newly re-designated Class I shares of the fund represent an interest in the same pool of assets as the Class Y shares of the fund, and have the same investment objective and portfolio managers. An amended and restated Prospectus of the fund is expected to be available as of November 20, 2006 and will contain information about the fees and expenses, historical performance, exchange privileges and other features of the newly re-designated Class I shares. Once this amended and restated Prospectus becomes available, you may obtain a copy by calling your Service Agent or visiting http://www.leggmason.com/InvestorServices.

Shareholders of Class Y shares will receive the newly re-designated Class I shares with the same net asset value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. The newly re-designated Class I shares received in connection with the conversion will not be subject to any contingent deferred sales charge, but will be subject to the ongoing fees and expenses associated with the newly re-designated Class I shares, and may be exchanged for Class I shares of Legg Mason Partners Funds available for exchange at net asset value. No capital gain or loss will be recognized upon the conversion of shares. As a result of the class conversion described above, no shareholder fees or expenses attributable to your investment will increase, and any shareholder rights or privileges associated with your investment will remain unchanged.

Shareholders who currently own Class Y shares, but who do not wish to have their shares automatically converted to the newly re-designated Class I shares, should contact their Service Agent prior to the close of business on November 17, 2006. In that case, the shareholders’ Class Y shares will be redeemed and shareholders will receive the net asset value of their shares next determined after receipt of the redemption order. Capital gain or loss will be recognized upon the redemption of shares by shareholders who do not own their Class Y shares in a tax-advantaged account.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Legg Mason Partners Fund that is available for exchange, as long as the exchange is initiated prior to the close of business on November 17, 2006. Of course, shareholders may redeem their shares at any time.

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*	“Salomon Brothers” is a service mark of Citigroup Inc., licensed for use by Legg Mason, Inc. as the name of funds and an investment adviser. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Appendix I

List of Equity Funds

Current Fund Name	Fund Name as of November 20, 2006	Date of Prospectus and Statement of Additional Information
Salomon Funds Trust	Legg Mason Partners Funds Trust
Salomon Brothers Mid Cap Fund	Legg Mason Partners Mid Cap Fund	May 1, 2006

Salomon Brothers Capital Fund Inc	Legg Mason Partners Capital Fund, Inc.	May 1, 2006

Salomon Brothers Series Funds Inc	Legg Mason Partners Series Funds, Inc
Salomon Brothers Balanced Fund	Legg Mason Partners Balanced Fund	May 1, 2006
Salomon Brothers Small Cap Growth Fund	Legg Mason Partners Small Cap Growth Fund I	May 1, 2006

Salomon Brothers Investors Value Fund Inc	Legg Mason Partners Investors Value Fund, Inc.	May 1, 2006

Appendix II

List of Long-Term, Taxable Fixed Income Funds

Current Fund Name	Fund Name as of November 20, 2006	Date of Prospectus and Statement of Additional Information
Salomon Brothers Series Funds Inc	Legg Mason Partners Series Funds, Inc
Salomon Brothers High Yield Bond Fund	Legg Mason Partners Global High Yield Bond Fund	May 1, 2006
Salomon Brothers Strategic Bond Fund	Legg Mason Partners Strategic Bond Fund	May 1, 2006

Appendix III

List of Long-Term, Tax-Free Fixed Income Funds

Current Fund Name	Fund Name as of November 20, 2006	Date of Prospectus and Statement of Additional Information
Salomon Funds Trust	Legg Mason Partners Funds Trust
Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners National Tax Free Bond Fund	May 1, 2006
Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Tax Free Bond Fund	May 1, 2006
Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Tax Free Bond Fund	May 1, 2006

Appendix IV

List of Short- and Intermediate-Term Fixed Income Funds

Current Fund Name	Fund Name as of November 20, 2006	Date of Prospectus and Statement of Additional Information
Salomon Brothers Series Funds Inc	Legg Mason Partners Series Funds, Inc
Salomon Brothers Short/Intermediate U.S. Government Fund	Legg Mason Partners Short/Intermediate U.S. Government Fund	May 1, 2006

Appendix V

List of Other Funds

Current Fund Name	Fund Name as of November 20, 2006	Date of Prospectus and Statement of Additional Information
The Salomon Brothers Fund Inc	Legg Mason Partners Equity Fund, Inc.	June 30, 2006

Salomon Brothers Series Funds Inc	Legg Mason Partners Series Funds, Inc
Salomon Brothers New York Municipal Money Market Fund—Class A shares	Legg Mason Partners New York Municipal Money Market Fund—Class A shares	May 1, 2006

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